Exhibit 10.1

THIS IS A MORTGAGE AMENDMENT, AS DEFINED IN MINNESOTA STATUTES, SECTION 287.01, SUBDIVISION 2, AND AS SUCH IT DOES NOT SECURE A NEW OR AN INCREASED AMOUNT OF DEBT.

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this “Agreement”) is made effective as of September 25, 2014, by and among Jackson I, LLC, a Minnesota limited liability company, 4330 LLC, a Minnesota limited liability company, 3014-20, LLC, a Minnesota limited liability company, Fairfield Apartments, LLC, a Minnesota limited liability company, Lakes Area Properties, LLC, a Minnesota limited liability company, and their successors and assigns (collectively, the “Lender”), and Talon Bren Road, LLC, a Delaware limited liability company (individually and collectively, the “Borrower”).

PRELIMINARY STATEMENT OF FACTS:

A.

Borrower has heretofore executed and delivered to Lender that certain Promissory Note dated July 2, 2014 (the “Note”), evidencing a loan (the “Loan”) in the original principal amount of $1,140,000.00.

B.

Repayment of the Note is secured by that certain MORTGAGE AND SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT dated July 2, 2014 (the “Mortgage”), recorded on __________________, 2014, in the office of the County Recorder of Hennepin County, Minnesota, as Document No. _______________________.

C.

The Mortgage created a lien upon certain real property located in Hennepin County, Minnesota, legally described in Exhibit A attached hereto and made a part hereof (the “Real Property”), and granted a security interest in the Real Property and the personal property owned by Borrower therein (the “Personal Property”) (the Real Property and Personal Property being hereinafter collectively referred to as the “Premises”).

D.

The Note, the Mortgage and all other instruments or documents evidencing or securing the Loan or otherwise executed or delivered in connection therewith, together with all amendments, modifications, extensions, renewals and restatements thereof, shall be collectively referred to herein as the “Loan Documents”.

E.

Borrower has requested that Lender change the maturity date of the Loan (the “Modification”) and Lender is willing to consent to and approve the request of Borrower on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      ACKNOWLEDGEMENT

1.1

Lender hereby acknowledges receipt of Borrower’s payment of $274,533.08 on September 25, 2014 and agrees that such payment shall be applied first to outstanding accrued interest due under the Note of $15,960.00 and then to the remaining principal balance of the Note, resulting in a principal balance of $881,426.92 as of the date hereof.  Lender hereby consents to the Modification in accordance with the terms and conditions of this Agreement; however, in no event shall such consent be deemed or construed as a waiver of Lender’s right to withhold its consent to any other transaction in the future.

2.      AMENDMENT TO LOAN DOCUMENTS.

2.1

Subparagraph 1. beneath the first paragraph on page 1 of the Note is hereby amended and restated in its entirety as follows:

“1.

The entire principal balance and all accrued and unpaid interest shall be due and payable in full on December 31, 2014 (the “Loan Maturity Date”).”

2.2

The seventh line of the fourth paragraph on page 3 of the Mortgage is hereby amended by deleting “August 31, 2014” and replacing it with “December 31, 2014”.

3.      RELATIONSHIP OF LENDER AND BORROWER

3.1

Lender and Borrower intend that the relationship between Lender and Borrower is solely that of creditor and debtor.  Nothing contained in the Loan Documents or in this Agreement shall be deemed or construed to create a partnership, tenancy in common, joint tenancy, joint venture or co-ownership by or between Lender and Borrower.

3.2

Lender shall not be in any way responsible or liable for the debts, losses, obligations or duties of Borrower with respect to the Premises or otherwise.

4.      BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower hereby represents, warrants, covenants, acknowledges and agrees to Lender as follows:

4.1

This Agreement and the Loan Documents have been duly executed and constitute valid, legal and binding obligations, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and or other laws regarding or affecting creditors’ rights generally, and all representations and warranties made by Borrower in the Loan Documents remain true and correct. Borrower has been duly organized as a limited liability company pursuant to the laws of the State of Delaware and has the valid power and authority to perform as contemplated hereunder.  Further, the person signing this Agreement on behalf of Borrower has the authority to execute this Agreement and the execution hereof is not in violation of any provision of the Borrower’s articles of organization, member control/operating agreement, bylaws or any other organizational document of Borrower, or any amendment thereto.

4.2

Neither this Agreement nor the Loan Documents nor any other document, financial statement, credit information, certificate or statement furnished to Lender by Borrower, whether pursuant to this Agreement or otherwise, to the knowledge of Borrower contains any untrue statement or omits to state a fact material to the truth and completeness of any statement made.

4.3

Other than Borrower's failure to repay the Loan on or before the original maturity date of August 31, 2014, no event has occurred and no condition exists which, as of the date hereof, will result, either immediately or with a lapse of time or the giving of notice or both, in the occurrence or existence of any monetary default or event of non-monetary default under this Agreement or any of the Loan Documents, or if any such event has occurred and no condition exists, Borrower has heretofore provided Lender written notice thereof.

4.4

There are no actions, suits or proceedings at law or in equity or by or before any governmental agency or authority now pending or, to Borrower’s knowledge, threatened against or affecting Borrower or the Premises, and, to Borrower’s knowledge, there are no facts now in existence which, with the giving of notice or the lapse of time, or both, would form the basis for any such action, suit or proceeding.  To Borrower’s knowledge, Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental agency or authority which would have a material adverse effect on Borrower’s ability to perform its obligations hereunder or under the Loan Documents.

4.5

Borrower claims no defense, counterclaim, offset, cause of action, cross-complaint, claim or demand of any kind or nature whatsoever and releases and waives all defenses, counterclaims, offsets, causes of action, cross-complaints, claims or demands of any kind or nature whatsoever which could be asserted against Lender, its officers, representatives, agents, attorneys, employees, subsidiaries, parents, affiliates or their successors or assigns.

4.6

To Borrower’s knowledge, Borrower is not in default under any contracts, agreements or commitments to which it is a signatory or by which it is bound.  The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance with the terms and conditions hereof or under the Loan Documents will not:

(a)

violate any now existing provision of law or any now existing applicable regulation, order, writ, injunction or decree of any court or governmental agency or authority having jurisdiction, or

(b)

conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any mortgage, instrument, documents, commitment, agreement or contract of any kind to which Borrower is a signatory or by which Borrower may be bound.

4.7

Borrower agrees to pay all costs and expenses incurred by Lender as a result of the Modification, including without limitation reasonable legal fees, recording costs and title expenses in consideration for Lender’s consent to the Modification.  Such costs and expenses shall become additional Indebtedness Secured Hereby (as defined in the Mortgage) and shall accrue interest at the then applicable interest rate under the Note.  Such costs and expenses are to be paid to Lender regardless of whether or not closing occurs.

5.      EFFECT

5.1

The parties hereto acknowledge, ratify and affirm that the liens and security interests created and evidenced by the Mortgage are valid and subsisting and further acknowledge and agree that to such party’s knowledge there are no offsets, claims or defenses to the indebtedness evidenced by the Note or any of the other Loan Documents.

5.2

Nothing in this Agreement shall be construed to be a novation of the Note or the Mortgage and it is intended that the Lender shall continue to be entitled to all of the priorities existing under the Mortgage as of the date first executed and delivered.

5.3

Nothing in this Agreement or in any of the Loan Documents shall be construed as constituting an agreement to modify the Loan Documents in the future or to forbear in the future from bringing an action to enforce the Mortgage by means of the remedies contained therein or as a waiver or limitation upon the right to exercise any other right, power, privilege or other remedy under this Agreement or, subject to this Agreement, under any of the Loan Documents or otherwise as provided at law or in equity.

5.4

Except as expressly modified hereby, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect.  Any modification herein of the Mortgage shall in no way affect the security of the Mortgage for the payment of the indebtedness evidenced by the Note.

5.5

If any one or more default(s) shall have occurred hereunder or under the Loan Documents (other than Borrower's failure to repay the Loan on or before the original maturity date of August 31, 2014), Lender may, in addition to any rights conferred by this Agreement or the Loan Documents, proceed to protect and/or enforce any right, power, privilege or remedy of Lender by an action at law, suit in equity or other appropriate proceeding.  All rights, powers, privileges and remedies provided herein or in the Loan Documents shall be cumulative and are in addition to all of the rights, powers, privileges and remedies provided by law or in equity.

6.      MISCELLANEOUS

6.1

This Agreement constitutes the entire agreement between the parties hereto regarding the modification of the Loan Documents as set forth herein and supersedes any prior or contemporaneous representations and agreements regarding the modification of the Loan Documents not contained herein.

6.2

Nothing contained in this Agreement shall be deemed to confer any right or benefit on any person or entity who is not a party to this Agreement.  This Agreement is made for the sole protection and benefit of Borrower and Lender, and no other person or entity shall have any right of action hereon or hereunder, it being the intent of the parties that no person or entity shall be a third party beneficiary of this Agreement.

6.3

Notwithstanding the place of execution of this instrument, the parties to this Agreement have contracted for Minnesota law to govern this Agreement and it is agreed that this Agreement is made pursuant to and shall be construed and governed by the laws of the State of Minnesota without regard to the principles of conflicts of law.

6.4

This Agreement and each and every part hereof shall be binding upon the parties hereto and their successors or assigns and shall inure to the benefit of each and every future holder of the Note, including any endorsees, successors and/or assigns of the Lender.

6.5

Borrower, upon request from Lender, agrees to execute such other and further documents reasonably required by Lender to effectuate the purposes of this Agreement and to subject to the liens and security interests created by the Mortgage, any of Borrower’s properties, rights or interests, covered or intended to be covered thereby, and to perfect and maintain such liens and security and the priority thereof.

6.6

This Agreement may be executed in any number of counterparts all of which, together, shall constitute one and the same Agreement with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.  The signature page of any counterpart may be removed therefrom and attached to any other counterpart.

6.7

The headings at the beginning of each section hereof are solely for the convenience of the parties and shall have no effect upon the construction or interpretation of any provision or provisions of this Agreement.  Whenever required by the context of this Agreement, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.  This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same.  All exhibits referred to in this Agreement are attached and incorporated by this reference.  The unenforceability or invalidity of any provisions of this Agreement shall not render any other provision or provisions of this Agreement unenforceable or invalid.

6.8

Any notices and other communications permitted or required by the provisions of this Agreement shall be given in accordance with the notice provisions of the Mortgage.

6.9

BORROWER, BY ITS EXECUTION OF THIS AGREEMENT, HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, AND INTENTIONALLY WAIVES AND RELEASES LENDER AND EACH OF LENDER’S PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, ATTORNEYS, INSURERS, SERVANTS, REPRESENTATIVES, EMPLOYEES, SHAREHOLDERS, SUBSIDIARIES, AFFILIATES, PARTICIPANTS, PARTNERS, PREDECESSORS, PRINCIPALS, AGENTS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “WAIVER PARTIES”) OF AND FROM (a) ANY AND ALL EXISTING CLAIMS, DEMANDS, OBIGATIONS, INTERESTS, SUITS, ACTIONS OR CAUSES OF ACTION, AT LAW OR IN EQUITY, WHETHER ARISING BY CONTRACT, STATUTE, COMMON LAW OR OTHERWISE, BOTH DIRECT OR INDIRECT, KNOWN OR UNKNOWN, OF WHATSOEVER KIND OR NATURE, ARISING OUT OF OR BY REASON OF OR IN CONNECTION WITH (i) THE LOAN DOCUMENTS OR THIS AGREEMENT, OR (ii) ANY ACTS, OMISSIONS OR CONDUCT OF THE WAIVER PARTIES IN CONNECTION WITH THE LOAN OCCURRING ON OR BEFORE THE DATE HEREOF; (b) ANY DEFENSE, COUNTERCLAIM, SETOFF, RIGHT OF RECOUPMENT OR ABATEMENT, OR OTHER CLAIM AGAINST THE WAIVER PARTIES RELATING TO ANY MATTER, CAUSE, OR THING OF WHATSOEVER KIND OR NATURE, ARISING OUT OF OR BY REASON OF OR IN CONNECTION WITH (i) THE LOAN DOCUMENTS OR THIS AGREEMENT, OR (ii) ANY ACTS, OMISSIONS OR CONDUCT OF THE WAIVER PARTIES IN CONNECTION WITH THE LOAN EVIDENCED THEREBY OCCURRING ON OR BEFORE THE DATE HEREOF.

6.10

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LENDER BY ITS ACCEPTANCE HEREOF AND THE BORROWER HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM.  THE BORROWER ACKNOWLEDGEs THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER AND CONSENTING TO THE MODIFICATION, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT OR CONSENTED TO THE MODIFICATION WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

[SIGNATURE PAGE(S) ATTACHED]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

**BORROWER:**

Talon Bren Road, LLC, a Delaware limited liability company

By:______________________
Name:____________________
Its:_____________________

STATE OF MINNESOTA )
) ss.
COUNTY OF HENNEPIN )

The foregoing instrument was acknowledged before me this 29 day of SEPTEMBER, 2014, by M.G. KAMINSKI, the CEO of Talon Bren Road, LLC, a Delaware limited liability company, on behalf of the company.

______________________
Notary Public

LLOYD C NELSON
Notary Public
Minnesota
My Comm. Expires
Jan 31, 2015

6

**LENDER:**

Jackson I, LLC, a Minnesota limited liability company

By: [signature]
Name: Nedal Y. Abul-Hajj
Its: Chief Manager

STATE OF Minnesota )
) ss.
COUNTY OF Hennepin )

The foregoing instrument was acknowledged before me this 29 day of September, 2014, by Nedal Y. Abul-Hajj, the Chief Manager of Jackson I, LLC, a Minnesota limited liability company, on behalf of the company.

JILL ANN GILLEN
Notary Public-Minnesota
My Commission Expires Jan 31, 2015

Jill A. Gillen
Notary Public

7

4330 LLC, a Minnesota limited liability company

By: *[signature]*
Name: Thomas R Jasko
Its: Chief Manager

STATE OF MINNESOTA )
) ss.
COUNTY OF HENNEPIN )

The foregoing instrument was acknowledged before me this 30TH day of SEPTEMBER, 2014, by THOMAS R JASKO, the ______________ of 4330 LLC, a Minnesota limited liability company, on behalf of the company.

*[signature]*
Notary Public

MICHAEL GORDON WALKER
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

8

3014-20, LLC, a Minnesota limited liability company

By: [signature]
Name: Thomas R. Jasko
Its: Chief Manager

STATE OF ____________ )
) ss.
COUNTY OF ____________ )

The foregoing instrument was acknowledged before me this 30TH day of SEPTEMBER, 2014, by THOMAS R JASKO, the ____________ of 3014-20, LLC, a Minnesota limited liability company, on behalf of the company.

[signature]
Notary Public

MICHAEL GORDON WALKER
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

9

Fairfield Apartments, LLC, a Minnesota limited liability company

By: ____________________

Name: Patrick Smith

Its: Chief Manager

STATE OF Minnesota )

) ss.

COUNTY OF Hennepin )

AUTUMN ROSE PETERSON
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/2018

The foregoing instrument was acknowledged before me this 29th day of September, 2014, by Patrick Smith, the Chief Manager of Fairfield Apartments, LLC, a Minnesota limited liability company, on behalf of the company.

____________________

Notary Public

10

Lakes Area Properties, LLC, a Minnesota limited liability company

By: [signature]
Name: John Stiehm
Its: chief manager

AUTUMN ROSE PETERSON
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/2018

STATE OF Minnesota )
) ss.
COUNTY OF Hennepin )

The foregoing instrument was acknowledged before me this 30th day of September, 2014, by John Stiehm, the chief manager of Lakes Area Properties, LLC, a Minnesota limited liability company, on behalf of the company.

[signature]
Notary Public

THIS INSTRUMENT WAS DRAFTED BY:

BEST & FLANAGAN LLP (JXS)
225 South Sixth Street
Suite 4000
Minneapolis, MN 55402
Telephone: (612) 339-7121

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EXHIBIT A

TO

MODIFICATION AGREEMENT

LEGAL DESCRIPTION

Lot 1, Block 14, Opus 2 Fourth Addition, according to the recorded plat thereof, Hennepin County, Minnesota.

Together with a non-exclusive permanent easement for construction, maintenance and operation of a driveway over and across that portion of Lot 2, Block 14, Opus 2 Fourth Addition lying Easterly of a line drawn parallel with and nineteen (19) feet Westerly of, measured at right angles to, the Easterly line of said Lot 2 and over and across that portion of Lot 3, Block 14, Opus 2 Fourth Addition lying Westerly of a line drawn parallel with and seventeen (17) feet Easterly of, measured at right angles to, the West line of Lot 3, Block 14, Opus 2 Fourth Addition as created in Document No. 4372853.

Together with an easement for sign purposes over and across the Easterly 10.00 feet of the most Westerly 60.00 feet of the Southerly 15.00 feet of Lot 3, Block 14, Opus 2 Fourth Addition, as created in Document No. 4372853.

(Abstract Property)